EXHIBIT 99.15

                         Spectrum Organic Products Inc.

News Release                                              Contact: Andrea Proulx
                                                          ----------------------
For Immediate Release                                     707-778-8900 ext. 3101
---------------------                                andreap@spectrumorganic.com

Spectrum Organic Products Reports Third Quarter Results
-------------------------------------------------------

PETALUMA, CA (November 7, 2005) Spectrum Organic Products, Inc. (OTCBB-SPOP.OB) reported that net sales for the three months ended September 30, 2005 were a new quarterly record of $14,801,500, an increase of 26% on a comparable basis versus the prior year1. The increase was driven by continued strong demand by both consumers and manufacturers for expeller-pressed culinary oils that are free from hydrogenation and genetically-modified ingredients. Sales of the Company's Spectrum Naturals(R) brand of culinary products and the Spectrum Ingredients/Private Label products both increased by 34% over the prior year. This was partially offset by an 8% decline in the Company's Spectrum Essentials(R) nutritional supplement products, which were impacted by continued strong competition from fish oil products as an alternate source of Omega-3 essential fatty acid supplementation.

Spectrum reported net income for the quarter of $123,400 versus net income of $32,300 for the prior year. The improvement in 2005 was primarily attributable to increased gross profit, partially offset by increased operating and interest expenses. Gross margin increased by five points in the Spectrum Naturals(R) segment on the strength of price increases and the stronger U.S. dollar versus the euro, which served to reduce the cost of imported olive oil and vinegar. Included in operating expense during the third quarter was $323,700 of investment banking, legal, accounting and tax consulting expenses associated with the Company's proposed merger with The Hain Celestial Group, Inc., which is subject to Spectrum shareholder approval and other customary terms and conditions as set forth in the merger agreement entered into by Hain and Spectrum on August 23, 2005.

Net sales for the nine months ended September 30, 2005 were also an all-time record for the Company of $42,453,900, an increase of 15% on a comparable basis versus the prior year. Sales growth continued to be excellent on the culinary side of the business, with the Spectrum Naturals(R) branded culinary products up 20% and the Spectrum Ingredients/Private Label product offerings up 16% for the first nine months of fiscal 2005. Net income for the nine months ended September 30, 2005 was $549,500 versus $101,700 for the same period of the prior year. Once again the improvement in 2005 was primarily driven by increased gross profit, partially offset by increased operating and interest expenses. Gross margin was up significantly in all three of the Company's business segments, increasing on an overall basis by two points. Operating expenses increased by $995,500 principally as a result of merger-related expenses of $421,300 and increased compensation and benefits expenses of $618,600. Interest expense for the nine month period was $435,900, an increase of 74% over the prior year, primarily due to higher average borrowings under the Company's line of credit and increases in the federal funds rate over the last year by the Federal Reserve.

Management believes that earnings before interest, taxes, depreciation and amortization (EBITDA)2 is an important measure of its financial performance. For the three months ended September 30, 2005, Spectrum reported EBITDA of $528,700 versus EBITDA of $310,800 for the prior year, an increase of 70%. The increase was primarily attributable to the increased gross profit, partially offset by higher operating expenses. For the nine months ended September 30, 2005, Spectrum reported better than a doubling of EBITDA to $1,830,200 versus EBITDA of $880,400 for the prior year. Improved gross margins in all three segments, partially offset by increased operating expenses were the driving forces behind the sharply increased EBITDA performance year-to-date.

"Our third quarter and nine-month sales were both all-time records as consumers continued to demand non-hydrogenated culinary oils for both general cooking purposes and as ingredients in packaged food products. This ongoing trend continues to play directly to the Company's Spectrum Natutrals(R) and Spectrum Ingredients product offerings", said Neil G. Blomquist, Spectrum CEO.

Spectrum Organic Products, Inc. is a leading manufacturer and marketer of natural and organic culinary oils, vinegar, condiments and butter substitutes under the Spectrum Naturals(R) brand and essential fatty acid nutritional supplements under the Spectrum Essentials(R) brand. The company also produces and sells a wide range of oils, vinegar and nutritional ingredients to other manufacturers through its Spectrum Ingredients Division. All of the company's products feature healthy oils that are mechanically-extracted and free from hydrogenation and genetically-modified ingredients.

"Safe Harbor" statements under the Private Securities Act of 1995: The statements contained in this release, which are not historical facts, are forward-looking statements that are subject to risks and uncertainties that could cause actual results to differ materially from those set forth or implied by the forward-looking statements. These risks and uncertainties are described in the company's Securities and Exchange Commission filings under the trading symbol "SPOP.OB".

-----------------------

1 Net sales by business segment for the three and nine month periods ended September 30, 2005 and 2004 are summarized as follows:
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

                                                   Three months ended September 30,
                                                 -----------------------------------
                                                    2005           2004     % Change
                                                 -----------   -----------   -------
Spectrum Naturals(R) Culinary Products           $ 7,584,200   $ 5,649,400     +34%
Spectrum Essentials(R) Nutritional Supplements     2,099,800     2,281,100      -8%
Spectrum Ingredients/Other                         5,117,500     3,830,700     +34%
                                                 -----------   -----------   -------
Comparable Net Sales                              14,801,500    11,761,200     +26%
Discontinued Product Lines                              --         428,200     N/A
                                                 -----------   -----------   -------
Total Net Sales                                  $14,801,500   $12,189,400     +21%
                                                 ===========   ===========   =======


                                                   Nine months ended September 30,
                                                 -----------------------------------
                                                    2005           2004     % Change
                                                 -----------   -----------   -------
Spectrum Naturals(R) Culinary Products           $20,240,200   $16,899,700     +20%
Spectrum Essentials(R) Nutritional Supplements     7,277,400     7,080,400      +3%
Spectrum Ingredients/Other                        14,638,900    12,634,100     +16%
                                                 -----------   -----------   -------
Comparable Net Sales                              42,156,500    36,614,200     +15%
Discontinued Product Lines                           297,400     1,119,700     -73%
                                                 -----------   -----------   -------
Total Net Sales                                  $42,453,900   $37,733,900     +13%
                                                 ===========   ===========   =======


2 The reconciliation of net income to EBITDA for the three and nine month periods ended September 30, 2005 and 2004 is summarized as follows:

                                                      Three months ended September 30,
                                                             2005         2004
                                                           --------     --------
Net Income                                                 $123,400     $ 32,300
Add back: Provision for Income Taxes                         82,300       21,500
          Interest Expense                                  161,700       98,300
          Depreciation and Amortization Expense             161,300      158,700
                                                           --------     --------
EBITDA                                                     $528,700     $310,800
                                                           ========     ========


                                                     Nine months ended September 30,
                                                           2005          2004
                                                        ----------    ----------
Net Income                                              $  549,500    $  101,700
Add back: Provision for Income Taxes                       366,300        67,700
          Interest Expense                                 435,900       250,100
          Depreciation and Amortization Expense            478,500       460,900
                                                        ----------    ----------
EBITDA                                                  $1,830,200    $  880,400
                                                        ==========    ==========

                                   SPECTRUM ORGANIC PRODUCTS, INC.
                                           BALANCE SHEETS

                                               ASSETS
                                                                            (Unaudited)
                                                                            September 30,   December 31,
                                                                                2005            2004
                                                                            ------------    ------------
Current Assets:
   Cash                                                                     $     19,600    $     11,000
   Accounts receivable, net                                                    5,111,400       3,799,800
   Inventories, net                                                           11,594,700       9,564,800
   Deferred income taxes - current                                               581,200         630,000
   Prepaid expenses and other current assets                                     196,800         141,400
                                                                            ------------    ------------
Total Current Assets                                                          17,503,700      14,147,000

Property and Equipment, net                                                    3,775,800       3,990,200

Other Assets:
   Deferred income taxes - long-term                                           1,241,100       1,529,500
   Intangible assets, net                                                        583,300         584,800
   Other assets                                                                  252,700         251,200
                                                                            ------------    ------------
Total Assets                                                                $ 23,356,600    $ 20,502,700
                                                                            ============    ============

                                LIABILITIES AND STOCKHOLDERS' EQUITY
Current Liabilities:
   Bank overdraft                                                           $    436,800    $    843,300
   Line of credit                                                              8,803,300       6,984,400
   Accounts payable, trade                                                     4,803,000       3,305,200
   Accrued expenses                                                            1,521,800       1,582,700
   Current maturities of term notes payable and capital lease obligations        500,000         514,600
   Current maturities of notes payable, related parties                           51,100         228,200
                                                                            ------------    ------------
Total Current Liabilities                                                     16,116,000      13,458,400

Notes payable and capitalized lease obligations, less
  current maturities                                                           1,000,000       1,375,000
Notes payable, related parties, less current maturities                          345,300         326,200
Deferred rent                                                                     26,800          37,000
                                                                            ------------    ------------
Total Liabilities                                                             17,488,100      15,196,600
                                                                            ------------    ------------
Commitments and Contingencies

Stockholders' Equity:
   Preferred stock, 5,000,000 shares authorized, no shares
       issued or outstanding                                                        --              --
   Common stock, no par value, 60,000,000 shares authorized,
       46,444,693 and 46,405,943 issued and outstanding at
       September 30, 2005 and December 31, 2004, respectively                  9,644,300       9,631,400
   Accumulated deficit                                                        (3,775,800)     (4,325,300)
                                                                            ------------    ------------
Total Stockholders' Equity                                                     5,868,500       5,306,100
                                                                            ------------    ------------
Total Liabilities and Stockholders' Equity                                  $ 23,356,600    $ 20,502,700
                                                                            ============    ============

                                             SPECTRUM ORGANIC PRODUCTS, INC.
                                                STATEMENTS OF OPERATIONS



                                                         (Unaudited)                              (Unaudited)
                                                      Three Months Ended                       Nine Months Ended
                                               September 30,      September 30,        September 30,       September 30,
                                                   2005                2004                2005                2004
                                               ------------        ------------        ------------        ------------

Net Sales                                      $ 14,801,500        $ 12,189,400        $ 42,453,900        $ 37,733,900

Cost of Goods Sold                               11,351,100           9,411,700          31,887,200          29,093,900
                                               ------------        ------------        ------------        ------------
Gross Profit                                      3,450,400           2,777,700          10,566,700           8,640,000
                                               ------------        ------------        ------------        ------------
Operating Expenses:

   Sales and Marketing                            1,794,900           1,697,000           5,822,100           5,401,900

   General and Administrative                     1,288,100             932,500           3,411,600           2,836,300
                                               ------------        ------------        ------------        ------------
Total Operating Expenses                          3,083,000           2,629,500           9,233,700           8,238,200
                                               ------------        ------------        ------------        ------------

Income from Operations                              367,400             148,200           1,333,000             401,800

Other Income (Expense):

   Interest Expense                                (161,700)            (98,300)           (435,900)           (250,100)
   Other                                               --                 3,900              18,700              17,700
                                               ------------        ------------        ------------        ------------

Income Before Income Taxes                          205,700              53,800             915,800             169,400

Provision for Income Taxes                           82,300              21,500             366,300              67,700
                                               ------------        ------------        ------------        ------------
Net Income                                     $    123,400        $     32,300        $    549,500        $    101,700
                                               ============        ============        ============        ============

Basic and Fully Diluted Income Per Share       $       0.00        $       0.00        $       0.01        $       0.00
                                               ============        ============        ============        ============

Weighted Average Shares Outstanding              46,444,693          46,386,943          46,437,738          46,328,147
                                               ============        ============        ============        ============

Fully Diluted Average Shares Outstanding         48,418,498          48,278,211          48,313,732          48,629,181
                                               ============        ============        ============        ============

                         SPECTRUM ORGANIC PRODUCTS, INC.
                            STATEMENTS OF CASH FLOWS


                                                            (Unaudited)
                                                         Nine months Ended
                                                    September 30,   September 30,
                                                        2005            2004
Cash Flows from Operating Activities:               ------------    ------------
Net Income                                          $    549,500    $    101,700
  Adjustments to Reconcile Net Income to Net
   Cash Used in Operating Activities:
  Depreciation and amortization expense                  478,500         460,900
  Provision for inventory obsolescence                   247,900         168,100
  Provision for allowances against receivables            48,500          38,700
  Imputed interest on note payable, related party         19,000          15,200
  Revaluation of derivative financial instruments         19,600            --

Changes in Assets and Liabilities:
  Accounts receivable                                 (1,360,100)       (311,800)
  Inventories                                         (2,277,800)     (2,003,900)
  Other assets                                           280,300        (161,500)
  Accounts payable                                     1,497,800       1,456,900
  Accrued expenses and other liabilities                 (90,700)       (533,400)
                                                    ------------    ------------
Net Cash Used in Operating Activities                   (587,500)       (769,100)
                                                    ------------    ------------

Cash Flows from Investing Activities:
  Purchase of property and equipment                    (262,600)       (962,100)
                                                    ------------    ------------
Net Cash Used in Investing Activities                   (262,600)       (962,100)
                                                    ------------    ------------

Cash Flows from Financing Activities:
  Decrease in bank overdraft                            (406,500)       (392,400)
  Proceeds from line of credit                        19,886,000      16,413,300
  Repayment of line of credit                        (18,066,900)    (14,454,200)
  Proceeds from note payable                                --           554,100
  Repayment of bank term notes payable                  (375,000)       (187,500)
  Repayment of capitalized lease obligations             (14,600)        (35,500)
  Repayment of notes payable, related parties           (177,200)       (212,300)
  Proceeds from exercise of stock options                 12,900          45,900
                                                    ------------    ------------
Net Cash Provided by Financing Activities                858,700       1,731,400
                                                    ------------    ------------
Net Increase in Cash                                       8,600             200

Cash, beginning of the year                               11,000           7,300
                                                    ------------    ------------
Cash, end of the period                             $     19,600    $      7,500
                                                    ============    ============
Supplemental Disclosure of Cash Flow Information:
  Cash paid for income taxes                        $     29,000    $     16,000
  Cash paid for interest                            $    418,900    $    243,300


                                     -End-
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